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                                                           Exhibit 99.B(g)(3)(i)

[ING FUNDS LOGO]

April 11, 2006

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor

New York, NY 10286

Dear Ms. Dinella:

     Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING 130/30 Fundamental Research Fund, a series of ING Series Fund, Inc., and ING Disciplined Small Cap Value Portfolio, a series of ING Investors Trust, (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated January 19, 2006.

     The AMENDED EXHIBIT A has also been updated to reflect name changes for ING JPMorgan Fleming International Portfolio to ING JPMorgan International Portfolio, ING American Century Small Cap Value Portfolio to ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs(R) Core Equity Portfolio to ING Goldman Sachs(R) Structured Equity Portfolio, ING Salomon Brothers All Cap Portfolio to ING Legg Mason Partners All Cap Portfolio, ING Salomon Brothers Aggressive Growth Portfolio to ING Legg Mason Partners Aggressive Growth Portfolio, ING Salomon Brothers Large Cap Growth Portfolio to ING Legg Mason Partners Large Cap Growth Portfolio, ING Strategic Allocation Balanced Fund to ING Strategic Allocation Moderate Fund, ING Strategic Allocation Income Fund to ING Strategic Allocation Conservative Fund, ING VP Strategic Allocation Balanced Portfolio to ING VP Strategic Allocation Moderate Portfolio and ING VP Strategic Allocation Income Portfolio to ING VP Strategic Allocation Conservative Portfolio.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                   Sincerely,

                                   /s/ Robert S. Naka
                                   Robert S. Naka
                                   Executive Vice President
                                   ING Series Fund, Inc.
                                   ING Investors Trust

ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ William P. Kelly
        ----------------------------------
Name:   William P. Kelly
        ------------------------------------------
Title:  Managing Director, Duly Authorized
        ----------------------------------

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000        ING Series Fund, Inc.
Scottsdale, AZ 85258-2034         Fax: 480-477-2700          ING Investors Trust
                                  www.ingfunds.com

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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

FUND                                                                        BNY ACCOUNT NUMBER
----                                                                        (DOMESTIC/GLOBAL)
                                                                            -----------------
ING EQUITY TRUST
ING Convertible Fund                                                               464744
ING Disciplined LargeCap Fund                                                      464742
ING Fundamental Research Fund                                                      464290
ING LargeCap Growth Fund                                                           464733
ING LargeCap Value Fund                                                            454702
ING MidCap Opportunities Fund                                                      464741
ING MidCap Value Choice Fund                                                       464786
ING MidCap Value Fund                                                              464735
ING Opportunistic LargeCap Fund                                                    464288
ING Real Estate Fund                                                               464746
ING SmallCap Opportunities Fund                                                    464743
ING SmallCap Value Choice Fund                                                     464788
ING SmallCap Value Fund                                                            464736

ING FUNDS TRUST
ING Classic Money Market Fund                                                      464008
ING High Yield Bond Fund                                                           464010
ING Institutional Prime Money Market Fund                                          464048
ING Intermediate Bond Fund                                                         464006
ING National Tax-Exempt Bond Fund                                                  464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                            464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                                  464734

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio                                     058102
ING American Funds Growth Portfolio                                                464755
ING American Funds Growth-Income Portfolio                                         464753
ING American Funds International Portfolio                                         464761
ING Capital Guardian Small/Mid Cap Portfolio                                       058093
ING Capital Guardian U.S. Equities Portfolio                                       058221
ING Disciplined Small Cap Value Portfolio                                          464711
ING Eagle Asset Capital Appreciation Portfolio                                     058092
ING EquitiesPlus Portfolio                                                         464777

                                        1
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
FUND                                                                        BNY ACCOUNT NUMBER
----                                                                        (DOMESTIC/GLOBAL)
                                                                            -----------------
ING INVESTORS TRUST (CONT.)
ING Evergreen Health Sciences Portfolio                                            464704
ING Evergreen Omega Portfolio                                                      464706
ING FMRSM Diversified Mid Cap Portfolio                                         058404/279603
ING FMRSM Earnings Growth Portfolio                                                464572
ING FMRSM Small Cap Equity Portfolio                                                 TBD
ING Franklin Income Portfolio                                                      464703
ING Global Real Estate Portfolio                                                   464280
ING Global Resources Portfolio                                                     058085
ING Goldman Sachs TollkeeperSM Portfolio                                           158090
ING International Portfolio                                                        279604
ING Janus Contrarian Portfolio                                                  058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                                     058096
ING JPMorgan Small Cap Equity Portfolio                                            279610
ING JPMorgan Value Opportunities Portfolio                                         464582
ING Julius Baer Foreign Portfolio                                                  279606
ING Legg Mason Partners All Cap Portfolio                                          058114
ING Legg Mason Value Portfolio                                                  058400/279600
ING LifeStyle Aggressive Growth Portfolio                                          464998
ING LifeStyle Growth Portfolio                                                     464996
ING LifeStyle Moderate Growth Portfolio                                            464994
ING LifeStyle Moderate Portfolio                                                   464992
ING Limited Maturity Bond Portfolio                                                058082
ING Liquid Assets Portfolio                                                        058081
ING Lord Abbett Affiliated Portfolio                                               058220
ING MarketPro Portfolio                                                            464910
ING MarketSyle Growth Portfolio                                                    464926
ING MarketStyle Moderate Growth Portfolio                                          464922
ING MarketStyle Moderate Portfolio                                                 464934
ING Marsico Growth Portfolio                                                       058101
ING Marsico International Opportunities Portfolio                                  464576
ING Mercury Large Cap Growth Portfolio                                             279607
ING Mercury Large Cap Value Portfolio                                              279608
ING MFS Mid Cap Growth Portfolio                                                   058098
ING MFS Total Return Portfolio                                                     058100
ING MFS Utilities Portfolio                                                        464584
ING Oppenheimer Main Street Portfolio(R)                                           058099
ING PIMCO Core Bond Portfolio                                                      058103
ING PIMCO High Yield Portfolio                                                     464018
ING Pioneer Fund Portfolio                                                         464578
ING Pioneer Mid Cap Value Portfolio                                                464580
ING Stock Index Portfolio                                                          464701
ING T. Rowe Price Capital Appreciation Portfolio                                   058084
ING T. Rowe Price Equity Income Portfolio                                          058087

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
FUND                                                                        BNY ACCOUNT NUMBER
----                                                                        (DOMESTIC/GLOBAL)
                                                                            -----------------
ING INVESTORS TRUST (CONT.)
ING Templeton Global Growth Portfolio                                              058095
ING UBS U.S. Allocation Portfolio                                               058402/279602
ING Van Kampen Equity Growth Portfolio                                             279609
ING Van Kampen Global Franchise Portfolio                                          279605
ING Van Kampen Growth and Income Portfolio                                         058090
ING Van Kampen Real Estate Portfolio                                               058086
ING VP Index Plus International Equity Portfolio                                   464492
ING Wells Fargo Mid Cap Disciplined Portfolio                                      058088
ING Wells Fargo Small Cap Disciplined Portfolio                                    464795

ING MAYFLOWER TRUST
ING International Value Fund                                                       464212

ING MUTUAL FUNDS
ING Diversified International Fund                                                 464292
ING Emerging Countries Fund                                                        464214
ING Emerging Markets Fixed Income Fund                                             464296
ING Foreign Fund                                                                   464202
ING Global Equity Dividend Fund                                                    464751
ING Global Real Estate Fund                                                        464220
ING Global Value Choice Fund                                                       464218
ING Greater China Fund                                                             464286
ING Index Plus International Equity Fund                                           464282
ING International Capital Appreciation Fund                                        464282
ING International Fund                                                             464206
ING International Real Estate Fund                                                 464298
ING International SmallCap Fund                                                    464216
ING International Value Choice Fund                                                464278
ING Precious Metals Fund                                                           464210
ING Russia Fund                                                                    464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                                 464544
ING American Century Select Portfolio                                              464532
ING American Century Small-Mid Cap Value Portfolio                                 464502
ING Baron Asset Portfolio                                                          464556
ING Baron Small Cap Growth Portfolio                                               464504
ING Columbia Small Cap Value II Portfolio                                          464785
ING Davis Venture Value Portfolio                                                  464546
ING Fidelity(R) VIP Contrafund(R)Portfolio                                         464564
ING Fidelity(R) VIP Equity-Income Portfolio                                        464568
ING Fidelity(R) VIP Growth Portfolio                                               464570
ING Fidelity(R) VIP Mid Cap Portfolio                                              464566

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
FUND                                                                        BNY ACCOUNT NUMBER
----                                                                        (DOMESTIC/GLOBAL)
                                                                            -----------------
ING PARTNERS, INC. (CONT.)
ING Fundamental Research Portfolio                                                 464538
ING Goldman Sachs(R) Capital Growth Portfolio                                       464540
ING Goldman Sachs(R) Structured Equity Portfolio                                    464514
ING JPMorgan International Portfolio                                               464528
ING JPMorgan Mid Cap Value Portfolio                                               464506
ING Legg Mason Partners Aggressive Growth Portfolio                                464518
ING Legg Mason Partners Large Cap Growth Portfolio                                 464516
ING Lord Abbett U.S. Government Securities Portfolio                               464036
ING MFS Capital Opportunities Portfolio                                            464522
ING Neuberger Berman Partners Portfolio                                            464598
ING Neuberger Berman Regency Portfolio                                             464774
ING OpCap Balanced Value Portfolio                                                 464542
ING Oppenheimer Global Portfolio                                                   464508
ING Oppenheimer Strategic Income Portfolio                                         464548
ING PIMCO Total Return Portfolio                                                   464510
ING Pioneer High Yield Portfolio                                                   464032
ING Solution 2015 Portfolio                                                        464590
ING Solution 2025 Portfolio                                                        464594
ING Solution 2035 Portfolio                                                        464596
ING Solution 2045 Portfolio                                                        464574
ING Solution Income Portfolio                                                      464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio                             464534
ING T. Rowe Price Growth Equity Portfolio                                          464530
ING Templeton Foreign Equity Portfolio                                             464200
ING UBS U.S. Large Cap Equity Portfolio                                            464520
ING UBS U.S. Small Cap Growth Portfolio                                            464533
ING Van Kampen Comstock Portfolio                                                  464512
ING Van Kampen Equity and Income Portfolio                                         464536

ING SERIES FUND, INC.
Brokerage Cash Reserves                                                            464062
ING 130/30 Fundamental Research Fund                                               464599
ING Aeltus Money Market Fund                                                       464064
ING Balanced Fund                                                                  464764
ING Equity Income Fund                                                             464723
ING Global Science and Technology Fund                                             464750
ING Growth Fund                                                                    464762
ING Index Plus LargeCap Fund                                                       464726
ING Index Plus MidCap Fund                                                         464727
ING Index Plus SmallCap Fund                                                       464725
ING International Growth Fund                                                      464204
ING Small Company Fund                                                             464729
ING Strategic Allocation Conservative Fund                                         464722

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
FUND                                                                        BNY ACCOUNT NUMBER
----                                                                        (DOMESTIC/GLOBAL)
                                                                            -----------------
ING SERIES FUND, INC. (CONT.)
ING Strategic Allocation Growth Fund                                               464720
ING Strategic Allocation Moderate Fund                                             464719

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Conservative Portfolio                                 464420
ING VP Strategic Allocation Growth Portfolio                                       464418
ING VP Strategic Allocation Moderate Portfolio                                     464416

ING VARIABLE FUNDS

ING VP Growth and Income Portfolio                                                 464402

ING VARIABLE INSURANCE TRUST

ING VP Global Equity Dividend Portfolio                                    464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.

ING VP Global Science and Technology Portfolio                                     464422
ING VP Growth Portfolio                                                            464404
ING VP Index Plus LargeCap Portfolio                                               464406
ING VP Index Plus MidCap Portfolio                                                 464408
ING VP Index Plus SmallCap Portfolio                                               464410
ING VP International Equity Portfolio                                              464460
ING VP Small Company Portfolio                                                     464414
ING VP Value Opportunity Portfolio                                                 464424

ING VARIABLE PRODUCTS TRUST
ING VP Convertible Portfolio                                                       464430
ING VP Financial Services Portfolio                                                464449
ING VP High Yield Bond Portfolio                                                   464432
ING VP International Value Portfolio                                               464464
ING VP LargeCap Growth Portfolio                                                   464440
ING VP MidCap Opportunities Portfolio                                              464444
ING VP Real Estate Portfolio                                                       464747
ING VP SmallCap Opportunities Portfolio                                            464450

ING VP BALANCED PORTFOLIO, INC.                                                    464428

ING VP INTERMEDIATE BOND PORTFOLIO                                                 464400

ING VP MONEY MARKET PORTFOLIO                                                      464412